UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2008

MANDALAY MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	00-10039	22-2267658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 Avenue of the Stars, Suite 2550
Los Angeles, CA 90067
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (310) 601-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is filed by Mandalay Media, Inc. (the “Registrant”) to amend the Registrant’s Current Report on Form 8-K dated February 12, 2008, as originally filed with the Securities and Exchange Commission (the “Commission”) on February 12, 2008 (the “Form 8-K”).  The purpose of this Amendment is to amend Item 2.01 of the Form 8-K by adding Exhibit 99.3, which is the unaudited interim financial statements for the nine months ended December 31, 2007 and 2006 of Twistbox Entertainment, Inc., the Registrant’s wholly-owned subsidiary per request of the Commission in a letter to the Registrant dated July 15, 2009. No other material changes were made to the Form 8-K.

Item 9.01  Financial Statements and Exhibits

(d)
    99.3 Consolidated financial statements of Twistbox Entertainment, Inc. for the nine months ended December 31, 2007 and 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANDALAY MEDIA, INC.

Dated : December 3, 2009	By:	/s/ Ray Schaaf
Ray Schaaf
President